================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                              -------------------

               Date of Report (Date of earliest event reported):
                                 June 23, 1998

                           HOME CHOICE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-27490                  75-2767866
(State or other jurisdiction        (Commission File           (IRS Employer
    of incorporation)                  Number)               Identification No.)

                            714 E. Kimbrough Street
                                Mesquite, Texas
                    (Address of principal executive offices)

                                     75149
                                   (Zip Code)

                                 (972) 288-9327
              (Registrant's telephone number, including area code)

                                 ALRENCO, INC.
         (Former name or former address, if changed since last report)

================================================================================

Item 5.  Other Events

          In order to effect a change in domicile from Indiana to Delaware (the "Reincorporation"), Alrenco, Inc., an Indiana corporation ("Alrenco"), was merged with and into Home Choice Holdings, Inc., a Delaware corporation ("Home Choice"), on June 23, 1998 (the "Effective Time"). Prior to the Effective Time, Home Choice had been a wholly-owned subsidiary of Alrenco, organized for the purpose of effecting the Reincorporation. At the Effective Time, Home Choice became the surviving entity of the merger pursuant to which the Reincorporation was completed. The merged entity is governed by the Delaware General Corporation Law ("DGCL") and the certificate of incorporation and bylaws of Home Choice.

          The Reincorporation (as more fully described in Alrenco's Definitive Proxy Statement on Schedule 14A dated May 12, 1998) was consummated pursuant to an Agreement and Plan of Merger dated April 24, 1998 (the "Merger Agreement"), between Alrenco and Home Choice and was approved by the shareholders of Alrenco at its Annual Meeting of Shareholders held on June 23, 1998 (the "Annual Meeting").

          At the Effective Time, the directors and executive officers of Alrenco became the directors and executive officers of Home Choice. Home Choice's business, mailing address, principal executive offices and telephone number are the same as those of Alrenco.

          Upon the Effective Time, each outstanding share of common stock, no par value, of Alrenco (the "Alrenco Common Stock") was automatically converted into one share of common stock, $.01 par value per share, of Home Choice (the "Home Choice Common Stock").

          Outstanding options to purchase shares of Alrenco Common Stock were automatically converted into options to purchase the same number of shares of Home Choice Common Stock. Each employee stock plan and any other employee benefit plan to which Alrenco was a party, whether or not such plan was related to Alrenco Common Stock, were assumed by Home Choice and, to the extent any such plans provided for the issuance or purchase of shares of Alrenco Common Stock, such plans now provide for the issuance or purchase of shares of Home Choice Common Stock.

          It was not and is not necessary for shareholders to exchange their existing Alrenco stock certificates for new certificates bearing the name of Home Choice. Shares of Alrenco Common Stock, which traded under the symbol "RNCO" on the Nasdaq National Market prior to the Reincorporation, will continue to be traded on the Nasdaq National Market under the symbol "HMCH" as Home Choice Common Stock, effective June 24, 1998. The Nasdaq National Market will consider the existing Alrenco stock certificates as constituting "good delivery" in post-Reincorporation transactions involving Home Choice Common Stock.

          The foregoing description of the Reincorporation is not intended to be complete and is qualified in its entirety by the complete texts of the Merger Agreement, which is set forth in Exhibit 2.1 hereto, the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware, which is set forth in Exhibit 3.3 hereto, and the description of the purposes and effects of the Reincorporation and the manner in which it was accomplished, which are described in more detail on pages 16-23 of Alrenco's Definitive Proxy Statement on Schedule 14A dated May 12, 1998, prepared in connection with the Annual Meeting, which pages are set forth in Exhibit 20.1 hereto.

          The Home Choice Common Stock is deemed registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          In addition, the shareholders of Alrenco elected Thomas E. Hannah and Michael D. Walts to the Board of Directors of Alrenco at the Annual Meeting prior to the approval of the Reincorporation. Therefore, pursuant to the Merger Agreement, Messrs. Hannah and Walts will continue as directors of Home Choice.

          Effective June 23, 1998, Billy W. White, Sr. resigned as chief executive officer of the Company. Mr. White will remain on the Company's board of directors and on June 23, 1998 was named as vice-chairman. Upon Mr. White's resignation, James G. Steckart was named chief executive officer of the Company in addition to his roles as president and chief operating officer.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

          2.1 Agreement and Plan of Merger, dated as of April 24, 1998, between Alrenco and Home Choice. (1)

          3.1 Certificate of Incorporation of Home Choice, as filed with the Secretary of State of the State of Delaware on April 24, 1998.
                 (1)

          3.2    Bylaws of Home Choice. (1)

          3.3 Certificate of Ownership and Merger of Alrenco, as filed with the Secretary of State of the State of Delaware on June 23, 1998. (2)

         20.1 Pages 16-23 of the Definitive Proxy Statement on Schedule 14A of Alrenco, dated May 12, 1998 in connection with the 1998 Alrenco Annual Meeting of Shareholders held on June 23, 1998.
                 (1)


     (1)  Incorporated by reference to Alrenco's Definitive Proxy Statement on
     Schedule 14A dated May 12, 1998 (SEC File No. 0-27490).

     (2)  Filed herewith.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 1998



                                      ALRENCO, INC.



                                      By:  /s/  John T. Egeland
                                      ---------------------------------------
                                      John T. Egeland
                                      Chief Financial Officer, Treasurer and
                                      Assistant Secretary

                               INDEX TO EXHIBITS

Exhibit
Number                           Exhibit
-------                          -------
 2.1    Agreement and Plan of Merger, dated as of April 24, 1998, between
        Alrenco and Home Choice. (1)

 3.1 Certificate of Incorporation of Home Choice, as filed with the Secretary of State of the State of Delaware on April 24, 1998. (1)

 3.2    Bylaws of Home Choice. (1)

 3.3 Certificate of Ownership and Merger of Alrenco, as filed with the Secretary of State of the State of Delaware on June 23, 1998. (2)

20.1    Pages 16-23 of the Definitive Proxy Statement on Schedule 14A of
        Alrenco, dated May 12, 1998 in connection with the 1998 Alrenco Annual
        Meeting of Shareholders held on June 23, 1998. (1)


-----------

     (1)  Incorporated by reference to Alrenco's Definitive Proxy Statement on
     Schedule 14A dated May 12, 1998 (SEC File No. 0-27490).

     (2)  Filed herewith.